UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23384

Eagle Point Income Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Company’s Semiannual Report to stockholders for the six months ending June 30, 2023 is filed herewith.

Eagle Point Income Company

FIRST HALF 2023 SEMIANNUAL REPORT

NYSE:EIC

Eagle Point Income Company Inc.

Semiannual Report – June 30, 2023

LETTER TO STOCKHOLDERS AND MANAGEMENT DISCUSSION OF COMPANY PERFORMANCE

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Income Company Inc. (“we,” “us,” “our” or the “Company”) for the six months ended June 30, 2023.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in junior debt tranches of collateralized loan obligations (“CLOs”) rated “BB” (e.g., BB+, BB or BB-, or their equivalent). In addition, the Company may invest in equity tranches of CLOs (up to 35% of its total assets at the time of investment) and other securities and instruments that are consistent with our investment objectives.

While the CLO market continues to command attention from investors worldwide, we believe many CLO securities, and CLO junior debt in particular, remain an inefficient and highly attractive investment opportunity. In less efficient markets, specialization matters and the Company benefits from the investment experience of Eagle Point Income Management LLC (our “Adviser”), which applies its proprietary, private equity style investment process to this fixed income market. This process seeks to maximize returns while mitigating potential risks. We believe the scale and experience of our Adviser and its affiliates in CLO investing provides the Company with meaningful advantages.

For the six months ended June 30, 2023, the Company had an increase in net assets resulting from operations of $7.6 million, or $0.90 per weighted average common share1 (inclusive of unrealized changes in portfolio prices). This represents a non-annualized return on our common equity of 7.17%.2 During the first half of 2023, we paid $0.96 per share in cash distributions to our common stockholders. From December 31, 2022 through June 30, 2023, the Company’s net asset value (“NAV”) increased from $12.91 per common share to $13.00. The weighted average effective yield on our junior debt and equity portfolio was 12.31% as of June 30, 2023.

We believe our Adviser’s proactive management of our portfolio, and the fact that our CLO junior debt securities are all floating rate, positioned us well to generate net investment income (“NII”) in a rising rate environment. Given the increases in interest rates and the confidence in our outlook, in January 2023, the Company was pleased to increase its common monthly distribution by 14%, from $0.14 per share to $0.16 per share, doubling the distribution from the first quarter of 2021. Additionally, due to our continued confidence in the Company’s outlook, we were pleased to announce earlier this month a further 13% increase to our monthly common distribution, increasing it to $0.18 per share, beginning in the fourth quarter.

For the six months ended June 30, 2023, recurring cash flows from our investment portfolio were $12.5 million, or $1.48 per weighted average common share, exceeding total expenses and our regular common distribution by $0.17 per weighted average common share.

We continue to prudently and actively manage the Company’s capital structure while raising capital to take advantage of available investment opportunities. During the first half of 2023, the Company raised $14.6 million of additional common equity through our at-the-market (“ATM”) program and committed equity financing program. These issuances were beneficial to the Company as shares were issued at a premium to NAV, resulting in $0.08 per share of NAV accretion, with net proceeds utilized to increase our liquidity and expand our investment portfolio.

Subsequent to June 30, 2023, the Company also issued $32.5 million of 7.75% Series B Term Preferred Stock due 2028, raising additional capital for investment opportunities.

As of July 31, 2023, we had $48.6 million in cash and available borrowing capacity on our balance sheet. While this is higher than usual, it reflects a portion of the proceeds from our Series B Term Preferred Stock issuance not yet being invested. The Company expects to have the full proceeds from the issuance invested over the coming weeks.

As of July 31, 2023, management’s unaudited estimate of the range of the Company’s NAV per common share was between $13.39 and $13.49. The midpoint of this range represents an increase of 3.3% compared to the NAV per common share as of June 30, 2023.

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “EIC”. As of June 30, 2023, the NAV per share of the Company’s common stock was $13.00. The trading price of our common stock may, and often does, differ from NAV per share. The closing price per share of our common stock was $13.19 on June 30, 2023, representing a 1.46% premium to NAV per share.3

As of July 31, 2023, the closing price per share of common stock was $13.39, a discount of 0.37% compared to the midpoint of management’s unaudited and estimated NAV range of $13.39 to $13.49 as of July 31, 2023.

For each of the quarters ended June 30, 2023, the Company recorded net investment income (“NII”) of $0.49 per weighted average common share, exceeding the aggregate monthly common distributions in each quarter.

During the six months ended June 30, 2023, the Company paid to common stockholders aggregate distributions totaling $0.96 per share of common stock. An investor who purchased common stock as part of our IPO in July 2019 has received total cash distributions of $6.00 per share through June 30, 2023. A portion of these distributions was comprised of a return of capital.4

We also highlight the Company’s dividend reinvestment plan (“DRIP”) for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount (up to five percent) to the prevailing market price. If the prevailing market price of our common stock is less than our NAV per share, such reinvestment is at the prevailing market price, subject to the terms in the DRIP. We encourage all common stockholders to carefully review the terms of the plan. See “Dividend Reinvestment Plan” in the enclosed report.

Monthly Common Distributions

The Company paid distributions to common stockholders totaling $0.96 per share as of June 30, 2023. The Company also declared two monthly distributions of $0.16 per share of common stock for each of August 2023 and September 2023 and declared three monthly distributions of $0.18 per share of common stock from October 2023 through December 2023. The Company paid cumulative distributions of $1.12 per share of common stock in 2023 as of July 31.4 Please note that the actual frequency, components and amount of such distributions are subject to variation over time.

Other Securities

In addition to our common stock, the Company has two preferred equity securities which trade on the NYSE, summarized below:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
5.00% Series A Term Preferred Stock due 2026	EICA	$38.0 million	5.00%	Monthly	October 2023	October 2026
7.75% Series B Term Preferred Stock due 2028	EICB	$32.5 million	7.75%	Monthly	July 2025	July 2028

Leverage

As of June 30, 2023, we had no outstanding borrowings from the Company’s $25 million revolving credit facility and, coupled with our Series A Term Preferred Stock, had leverage of 24.9% of total assets. Subsequent to the Series B Term Preferred Stock issuance, as of July 31, 2023 we had leverage of 35.8% of total assets.

Over the long term, management expects to generally operate the Company under normal market conditions with leverage within a range of 25% to 35% of total assets, although the actual amount of leverage will vary over time. As market conditions evolve, or should significant opportunities present themselves, the Company may incur leverage outside of this range, subject to applicable regulatory and contractual limits.

Portfolio Overview

First Half 2023 Portfolio Update

For the six months ended June 30, 2023, the Company had an increase in net assets resulting from operations of $7.6 million, or $0.90 per weighted average common share (inclusive of unrealized losses).

For the six months ended June 30, 2023, the Company made 7 new CLO debt and equity investments with total purchase proceeds of approximately $5.6 million. The CLO debt purchased had a weighted average effective yield (“WAEY”) of 14.06% at the time of purchase and the CLO equity purchased had a WAEY of 23.90% at the time of purchase.

As of June 30, 2023, we had 63 CLO investments in our portfolio, the significant majority of which are BB-rated (or equivalent) CLO debt. The WAEY on the aggregate portfolio of CLO debt and equity investments was 12.31% as of this date, based on amortized cost.

Our Adviser continues to evaluate attractive investment opportunities on our behalf predominantly in the secondary market, which presently offers better relative value than the primary market. Maintaining exposure to varied CLO vintage periods remains an important part of our investment approach.

Within the enclosed report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the investments held as of June 30, 2023.

Market Overview

Loan Market

For the first half of 2023, loans performed quite well. The Credit Suisse Leverage Loan Index5 (“CSLLI”), which is a broad index followed by many tracking the corporate loan market, generated a total return of 6.33% in the first half of 2023. Rising interest rates helped increase the coupon on nearly all loans, and defaults, while increasing from near-zero levels, remain comfortably below long-term averages. While the regional banking turmoil in March caused a short-term drop in loan prices, the loan market recorded its strongest start to a year since 2009, with prices going up and significantly higher coupons versus a year ago.

Average loan prices finished the first half of 2023 at 93.55, an increase from 91.89 at the beginning of the year. Notably, average loan prices have remained below 94 for the past ten months. With a significant share of high-quality issuers trading at discounted prices, CLO collateral managers were well positioned to improve underlying loan portfolios during the first half through relative value credit selection in the secondary market.

Retail investors have continued to withdraw assets from mutual funds and ETFs investing in leveraged loans, with June marking the 14th consecutive month of net outflows. Importantly leverage loan retail funds represent a small portion of overall loan demand, with CLOs by far the largest buyer at 60-70% of the total market today. For the first half of 2023, mutual funds and ETFs investing in leveraged loans experienced net outflows of $18.9 billion, compared to $15.1 billion of net inflows for the same period in 2022.6

The primary loan market had a relatively strong start to the year, with $41.8 billion in new issuance through the end of February, before the regional banking turmoil in mid-March temporarily stalled new issue loan activity. Loan issuance totaled $101.4 billion the first half of 2023, compared to $168.2 billion for the first half of 2022. Total institutional loans outstanding stood at $1.4 trillion as of June 30, 2023.

The trailing 12-month par-weighted default rate finished June at 1.71%, compared to 0.72% at the end of 2022.7 Increasing interest rates and inflationary pressures have led to a slight uptick in default activity, but the current default rate still remains well below the long-term average of 2.70%. Further, refinancing activity amongst corporate borrowers has remained relatively steady and has accounted for over 60% of 2023’s new issue supply through June, as we observed loan issuers focusing on extending their 2024 and 2025 maturities by offering lenders higher spreads and OIDs on the newly refinanced loans. Refinancing activity during the first two quarters included companies such as American Airlines, TransDigm and Hub International.

At June 30th, the trailing 12-month prepayment rate was 14.0%. Notably, the increasing pace of refinancings has contributed to a 50% reduction in outstanding 2024 maturity loans, while 2025 maturities have fallen by over 25%. For CLO collateral managers within their reinvestment periods, loan prepayments continue to provide an important opportunity to enhance portfolios by reinvesting par dollars from repayments into quality loans at attractive levels.

We remain aware of the impact of inflation, rising financing costs and lower interest coverage in many borrowers across the loan market (and in our underlying portfolios). The vast majority of the maturity wall has been pushed out to 2025 and later. Only 2.5% of the loans in the portfolios of our underlying CLO equity positions mature prior to 2025.

CLO Market

In the midst of the challenging economic environment and limited loan new issuance, the CLO market recorded $56 billion of new issuance for the first half of 2023, compared to $73 billion for the first half of 2022. Wide liability spreads and a generally unattractive CLO equity arbitrage did little to deter the less economically sensitive CLO issuers eager to price new fee-stream generating vehicles. Indeed, of the 104 new broadly syndicated loan CLOs issued in the first half of 2023, we estimate over 80% were supported by captive CLO funds that seem to be willing to accept suboptimal CLO equity returns.

As of June 30, CLO BB discount margins, or DMs, averaged approximately 875 basis points over SOFR, a decrease of 55 basis points since the end of 2022. Though the financing cost of new issue CLOs has tightened over the first six months, liability spreads are still sufficiently wide to make the expected equity return for many issuances unattractive, in our view. As a result, we remain principally focused on secondary market opportunities. Currently, we have observed at least an 800 basis point pick-up investing in the secondary CLO equity market versus new issue CLO equity today.

Importantly, in an environment of rising defaults and potential increases in downgrade activity, the underlying fundamentals of CLO portfolios remain strong. The median marketwide CCC-rated loan exposure for U.S. CLOs was just 5.8%, with average OC cushions of 4.2% on June 30. For context, approximately 6.5% of U.S. CLOs recorded a breach of their overcollateralization test at June 30th. In other words, over 93% of U.S. CLOs continued to pay cash distributions to their CLO equity investors, and over 97% of U.S. CLOs are paying cash distributions to the CLO BB investors. For reference, 100% of our portfolio of CLO debt and CLO equity is paying current distributions.

Collateral manager tiering continues to be pronounced, with larger, more established collateral managers able to achieve significantly better debt pricing on new CLO issuance than their smaller counterparts. Similarly, the pricing of CLO securities in the secondary market appears to be stratified according to similar collateral manager tiers.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointincome.com). This information includes (1) an estimated range of the Company’s NII and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the

Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end and (3) during the latter part of each month, an updated estimate of the Company’s NAV per share of common stock, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses per share for the applicable quarter, if available.

ABOUT OUR ADVISER

Eagle Point Income Management LLC is a specialist asset manager focused exclusively on investing in CLO securities and related investments. As of June 30, 2023, our Adviser has over $8.2 billion of assets under management (inclusive of undrawn capital commitments).8

Subsequent Developments

Management’s unaudited estimate of the range of the Company’s NAV per share of common stock was between $13.39 and $13.49 as of July 31, 2023. The midpoint of this range represents an increase of 3.4% compared to the NAV per common share as of June 30, 2023.

Subsequent to June 30, 2023, the Company issued $32.5 million of 7.75% Series B Term Preferred Stock due 2028, resulting in net proceeds of approximately $31.2 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company, providing the Company with additional capital for investment opportunities. The Series B Term Preferred Stock is rated ‘BBB’ by Egan-Jones Ratings Company, an independent ratings agency.

In connection with the 7.75% Series B Term Preferred Stock due 2028 offering described above, the Company declared the initial distribution of $0.188369 per share payable on August 31, 2023 to holders of record as of August 11, 2023, and subsequent distributions of $0.161459 per share payable on each of September 29, 2023, October 31, 2023, November 30, 2023 and December 29, 2023 to holders of record as of September 11, 2023, October 11, 2023, November 13, 2023 and December 11, 2023, respectively.

On July 31, 2023, the Company paid a monthly distribution of $0.16 per common share to stockholders of record on July 11, 2023. Additionally, and as previously announced, the Company declared distributions of $0.16 per share of common stock payable on each of August 31, 2023 and September 29, 2023 to holders of record on August 11, 2023 and September 11, 2023, respectively. Also as previously announced, the Company declared distributions of $0.18 per share of common stock payable on each of October 31, 2023, November 30, 2023 and December 29, 2023 to holders of record on October 11, 2023, November 13, 2023 and December 11, 2023, respectively.

On July 31, 2023, the Company paid a monthly distribution of $0.104167 per share of the Company’s Series A Term Preferred Stock to holders of record on July 11, 2023. Additionally, and as previously announced, the Company declared distributions of $0.104167 per share on Series A Term Preferred Stock, payable on each of August 31, 2023, September 29, 2023, October 31, 2023, November 30, 2023 and December 29, 2023 to holders of record on August 11, 2023, September 11, 2023, October 11, 2023, November 13, 2023 and December 11, 2023, respectively.

Pursuant to the ATM offering program, in the period from July 1, 2023 through July 31, 2023, the Company issued 55,894 shares of our common stock for total net proceeds to the Company of approximately $0.7 million.

In the period from July 1, 2023 through July 31, 2023, the Company received recurring cash distributions on its investment portfolio of $6.9 million. As of July 31, 2023, the Company had $48.6 million of cash available for investment, inclusive of the undrawn commitment in the revolving credit facility.

* * * * *

Management remains keenly focused on continuing to create value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Thomas Majewski

Chairman and Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the six months ended June 30, 2023. The views and opinions in this letter were current as of July 31, 2023. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Notes

[1]	“Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.

[2]	Return on our common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.

[3]	An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.

[4]	To date, a portion of common stock distributions has been estimated to be a return of capital as noted under the Tax Information section on the Company’s website. The actual components of the Company’s distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV.

[5]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

[6]	JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2023 reports).

[7]	“Par-weighted default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.

[8]	Calculated in the aggregate with its affiliate Eagle Point Credit Management LLC.

Page Intentionally Left Blank

Important Information about this Report and Eagle Point Income Company Inc.

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2023. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of June 30, 2023. Cash and borrowing capacity represents cash net of pending trade settlements and includes available capacity on the Company’s credit facility as of June 30, 2023. Borrowings under the credit facility are subject to applicable regulatory and contractual limits.

[2]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO,” and other related investments held by the Company as of June 30, 2023 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2023 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, June 2023 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of June 30, 2023 and this data may not be representative of current or future holdings. The Weighted Average Remaining Reinvestment Period information is based on the fair value of CLO equity and debt investments held by the Company at the end of the reporting period.

[3]	Data represents aggregate indirect exposure. We obtain exposure in underlying senior secured loans indirectly through our CLO and related investments.

[4]	The weighted average OC cushion senior to the security is calculated using the BBB OC cushion for all BB-rated CLO debt securities in the portfolio and the BB OC cushion for all other securities in the portfolio, in each case as held on June 30, 2023.

[5]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com).

[6]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

[7]	Certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown; if they were reflected, they would represent 7.3%.

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, and other related investments held by the Company as of June 30, 2023 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2023 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 6/30/2023)[1]

Cash and Borrowing Capacity: $26.2 million[1]
Summary of Underlying Portfolio Characteristics (as of 6/30/2023)[2]
Number of Unique Underlying Loan Obligors	1,381
Largest Exposure to an Individual Obligor	0.80%
Average Individual Loan Obligor Exposure	0.07%
Top 10 Loan Obligors Exposure	5.83%
Currency: USD Exposure	100.00%
Indirect Exposure to Senior Secured Loans[3]	97.66%
Weighted Average OC Cushion Senior to the Security[4]	4.27%
Weighted Average Market Value of Loan Collateral	94.04%
Weighted Average Stated Loan Spread	3.65%
Weighted Average Loan Rating[5]	B+/B
Weighted Average Loan Maturity	4.3 years
Weighted Average Remaining CLO Reinvestment Period	1.1 years

Please see footnote disclosures on page 15.

Top 10 Underlying Obligors[2]

Obligor	% of Total
Asurion	0.8%
Cablevision	0.7%
Numericable	0.7%
Medline Industries	0.6%
Centurylink	0.6%
Athenahealth	0.5%
Ineos	0.5%
Transdigm	0.5%
Virgin Media	0.5%
Acrisure	0.4%
Total	5.8%

Rating Distribution of Underlying Obligors[2,5]

Top 10 Industries of Underlying Obligors[2,6,7]

Industry	% of Total
Technology: Software & Services	10.6%
Media	6.5%
Health Care Providers & Services	5.8%
Hotels, Restaurants & Leisure	4.6%
Diversified Telecommunications Services	4.0%
Diversified Financial Services	3.9%
Commercial Services & Supplies	3.5%
Chemicals	3.3%
Insurance	3.2%
Technology: Hardware & Equipment	3.2%
Total	48.5%

Maturity Distribution of Underlying Obligors[2]

Please see footnote disclosures on page 15.

Financial Statements for the Six Months Ended
June 30, 2023 (Unaudited)

Eagle Point Income Company Inc.

Statement of Assets and Liabilities

As of June 30, 2023

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $180,888,463)	$147,254,596
Interest receivable	4,588,848
Cash and cash equivalents	1,189,495
Prepaid expenses	426,798
Receivable for shares of common stock issued pursuant to the Company’s dividend reinvestment plan	30,539
Unamortized deferred financing costs (Note 9)	1,266
Total Assets	153,491,542

LIABILITIES
5.00% Series A Term Preferred Stock due 2026, at fair value under the fair value option (1,521,649 shares outstanding) (Note 6)	35,728,319
Unamortized share issuance premium associated with 5.00% Series A Term Preferred Stock due 2026	4,171
5.00% Series A Term Preferred Stock due 2026, at fair value, plus associated unamortized share issuance premium	35,732,490

Management fees payable	467,175
Professional fees payable	268,759
Directors’ fees payable	127,500
Administration fees payable	95,894
Interest expense payable	15,558
Due to affiliates	11,680
Tax expense payable	6,740
Other expenses payable	2,083
Total Liabilities	36,727,879

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to 8,981,642 shares of $0.001 par value common stock outstanding	$116,763,663

NET ASSETS consist of:
Paid-in capital (Note 5)	$160,780,560
Aggregate distributable earnings (losses)	(42,717,626)
Accumulated other comprehensive income (loss)	(1,299,271)
Total Net Assets	$116,763,663
Net asset value per share of common stock	$13.00

See accompanying notes to the financial statements

Eagle Point Income Company Inc.

 Schedule of Investments

As of June 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment Description (2) (3)	Acquisition Date (4)	Principal Amount	Cost	Fair Value (5)	% of Net Assets
Investments, at fair value
CLO Debt (6)
United States
Ares XLV CLO Ltd.	Secured Note - Class E, 11.36%, (3M LIBOR + 6.10%, due 10/15/2030)	05/30/2019	$800,000	$789,720	$689,840	0.59%
Barings CLO Ltd. 2018-IV	Secured Note - Class E, 11.08%, (3M LIBOR + 5.82%, due 10/15/2030)	10/26/2018	840,000	836,120	725,172	0.62%
Battalion CLO XII Ltd.	Secured Note - Class E, 11.42%, (3M LIBOR + 6.09%, due 05/17/2031)	10/04/2018	5,060,000	4,911,920	4,053,060	3.47%
Battalion CLO XXI Ltd.	Secured Note - Class E, 11.72%, (3M LIBOR + 6.46%, due 07/15/2034)	06/08/2022	5,000,000	4,670,639	4,015,500	3.44%
Black Diamond CLO 2016-1, Ltd.	Secured Note - Class D-R, 10.87%, (3M LIBOR + 5.60%, due 04/26/2031)	10/04/2018	1,050,000	999,765	826,035	0.71%
Black Diamond CLO 2017-1, Ltd.	Secured Note - Class D, 11.87%, (3M LIBOR + 6.60%, due 04/24/2029)	10/04/2018	3,600,000	3,593,575	3,177,000	2.72%
Carlyle US CLO 2017-1, Ltd.	Secured Note - Class D, 11.25%, (3M LIBOR + 6.00%, due 04/20/2031)	09/15/2020	2,000,000	1,708,102	1,608,800	1.38%
Carlyle US CLO 2018-1, Ltd.	Secured Note - Class D, 11.0%, (3M LIBOR + 5.75%, due 04/20/2031)	10/04/2018	665,000	659,689	546,098	0.47%
Carlyle US CLO 2018-2, Ltd.	Secured Note - Class D, 10.51%, (3M LIBOR + 5.25%, due 10/15/2031)	10/04/2018	5,500,000	5,326,898	4,518,800	3.87%
Carlyle US CLO 2019-1, Ltd.	Secured Note - Class D, 11.95%, (3M LIBOR + 6.70%, due 04/20/2031)	08/19/2019	3,125,000	2,979,993	2,728,750	2.34%
CIFC Funding 2015-I, Ltd.	Secured Note - Class E-RR, 11.27%, (3M LIBOR + 6.00%, due 01/22/2031)	10/04/2018	2,600,000	2,567,465	2,226,640	1.91%
CIFC Funding 2018-II, Ltd.	Secured Note - Class D, 11.10%, (3M LIBOR + 5.85%, due 04/20/2031)	10/04/2018	1,225,000	1,194,687	1,077,388	0.92%
CIFC Funding 2018-IV, Ltd.	Secured Note - Class E, 12.96%, (3M LIBOR + 7.70%, due 10/17/2031)	05/22/2019	2,000,000	1,876,720	1,611,800	1.38%
Cook Park CLO, Ltd.	Secured Note - Class E, 10.66%, (3M LIBOR + 5.40%, due 04/17/2030)	10/04/2018	1,250,000	1,200,560	997,625	0.85%
Dryden 37 Senior Loan Fund, Ltd.	Secured Note - Class E-R, 10.41%, (3M LIBOR + 5.15%, due 01/15/2031)	10/04/2018	500,000	486,209	392,850	0.34%
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class D, 12.95%, (3M LIBOR + 7.70%, due 01/20/2033)	12/17/2019	5,000,000	4,816,282	4,408,000	3.78%
Generate CLO-2 Ltd.	Secured Note - Class E-R, 10.92%, (3M LIBOR + 5.65%, due 01/22/2031)	05/16/2019	4,105,000	3,724,255	3,671,923	3.14%
KKR CLO 22 Ltd.	Secured Note - Class E, 11.25%, (3M LIBOR + 6.00%, due 07/20/2031)	10/27/2021	3,950,000	3,789,350	3,482,320	2.98%
KKR CLO 29 Ltd.	Secured Note - Class F, NM, (3M LIBOR + 9.00%, due 01/15/2032)	12/14/2021	589,812	-	-	0.00%
LCM XVIII, L.P.	Secured Note - Class E-R, 11.20%, (3M LIBOR + 5.95%, due 04/20/2031)	10/04/2018	600,000	598,674	402,720	0.34%
Madison Park Funding XXVII, Ltd.	Secured Note - Class D, 10.25%, (3M LIBOR + 5.00%, due 04/20/2030)	10/04/2018	3,050,000	2,874,729	2,680,035	2.30%
Madison Park Funding XLII, Ltd.	Secured Note - Class E, 11.32%, (3M LIBOR + 6.05%, due 11/21/2030)	08/15/2019	1,875,000	1,768,370	1,687,500	1.45%
Madison Park Funding LI, Ltd.	Secured Note - Class E, 11.54%, (3M LIBOR + 6.27%, due 07/19/2034)	10/28/2021	4,000,000	3,994,165	3,665,600	3.14%
Marathon CLO IX, Ltd.	Secured Note - Class D, 11.31%, (3M LIBOR + 6.05%, due 04/15/2029)	10/04/2018	4,050,000	4,010,823	2,841,075	2.43%
Marathon CLO XIII, Ltd.	Secured Note - Class D, 12.24%, (3M LIBOR + 6.98%, due 04/15/2032)	06/04/2019	3,500,000	3,364,774	2,477,650	2.12%
Octagon Investment Partners 37, Ltd.	Secured Note - Class D, 10.66%, (3M LIBOR + 5.40%, due 07/25/2030)	10/04/2018	2,575,000	2,396,872	2,089,098	1.79%
Octagon Investment Partners 38, Ltd.	Secured Note - Class D, 10.95%, (3M LIBOR + 5.70%, due 07/20/2030)	10/04/2018	3,725,000	3,659,275	3,113,728	2.67%
Octagon Investment Partners 39, Ltd.	Secured Note - Class E, 11.0%, (3M LIBOR + 5.75%, due 10/20/2030)	10/24/2018	1,550,000	1,502,088	1,335,015	1.14%
Octagon Investment Partners 41, Ltd.	Secured Note - Class E-R, 12.39%, (3M LIBOR + 7.13%, due 10/15/2033)	09/24/2021	2,500,000	2,488,893	2,145,500	1.84%
OZLM XXI, Ltd.	Secured Note - Class D, 10.79%, (3M LIBOR + 5.54%, due 01/20/2031)	10/04/2018	4,150,000	4,075,869	3,178,900	2.72%
Palmer Square CLO 2018-1, Ltd.	Secured Note - Class D, 10.41%, (3M LIBOR + 5.15%, due 04/18/2031)	05/30/2019	1,120,000	1,048,990	994,224	0.85%
Pikes Peak CLO 1	Secured Note - Class E, 11.32%, (3M LIBOR + 6.05%, due 07/24/2031)	10/28/2021	3,000,000	2,946,685	2,509,500	2.15%
Rockford Tower CLO 2018-1, Ltd.	Secured Note - Class E, 11.23%, (3M LIBOR + 5.85%, due 05/20/2031)	09/30/2021	2,250,000	2,194,328	1,771,200	1.52%
Rockford Tower CLO 2018-2, Ltd.	Secured Note - Class E, 11.25%, (3M LIBOR + 6.00%, due 10/20/2031)	10/04/2018	4,275,000	4,190,884	3,369,983	2.89%
Rockford Tower CLO 2019-2, Ltd.	Secured Note - Class E, 11.43%, (3M LIBOR + 6.05%, due 08/20/2032)	01/13/2021	3,000,000	2,964,261	2,539,200	2.17%
Rockford Tower CLO 2020-1, Ltd.	Secured Note - Class E, 12.15%, (3M LIBOR + 6.90%, due 01/20/2032)	12/04/2020	1,600,000	1,574,069	1,438,400	1.23%
RR 4 Ltd.	Secured Note - Class D, 11.11%, (3M LIBOR + 5.85%, due 04/15/2030)	10/28/2021	5,000,000	4,810,092	4,266,500	3.65%
TCI-Symphony CLO 2016-1 Ltd.	Secured Note - Class E-R2, 11.99%, (3M LIBOR + 6.75%, due 10/13/2032)	01/13/2022	3,000,000	3,000,000	2,445,900	2.09%
TICP CLO IX, Ltd.	Secured Note - Class E, 10.85%, (3M LIBOR + 5.60%, due 01/20/2031)	08/22/2019	2,500,000	2,373,223	2,248,250	1.93%
TICP CLO XI, Ltd.	Secured Note - Class E, 11.25%, (3M LIBOR + 6.00%, due 10/20/2031)	10/29/2021	5,050,000	5,017,988	4,697,005	4.02%
Venture 36 CLO, Limited	Secured Note - Class E, 12.17%, (3M LIBOR + 6.92%, due 04/20/2032)	01/21/2021	5,607,455	5,050,401	3,742,976	3.21%
Venture 43 CLO, Limited	Secured Note - Class E, 12.41%, (3M LIBOR + 7.15%, due 04/15/2034)	11/02/2021	2,500,000	2,442,273	2,019,500	1.73%
Vibrant CLO VI, Ltd.	Secured Note - Class E, 11.26%, (3M LIBOR + 5.75%, due 06/20/2029)	10/04/2018	1,400,000	1,383,282	1,116,640	0.96%
Vibrant CLO VIII, Ltd.	Secured Note - Class D, 11.06%, (3M SOFR + 6.01%, due 01/20/2031)	10/04/2018	1,750,000	1,710,336	1,208,550	1.04%
Wellfleet CLO 2018-1, Ltd.	Secured Note - Class E, 10.76%, (3M LIBOR + 5.50%, due 07/17/2031)	10/27/2021	4,025,000	3,880,886	3,097,640	2.65%
Wind River 2014-1 CLO Ltd.	Secured Note - Class E-R, 11.56%, (3M LIBOR + 6.30%, due 07/18/2031)	08/16/2021	2,550,000	2,387,297	1,782,450	1.53%
Wind River 2021-3 CLO Ltd.	Secured Note - Class E, 11.85%, (3M LIBOR + 6.60%, due 07/20/2033)	10/28/2021	3,000,000	2,975,574	2,612,700	2.24%
				126,817,050	108,235,040	92.71%
CLO Equity (7) (8)
United States
Ares XLIV CLO Ltd.	Subordinated Note, (effective yield 13.41%, maturity 04/15/2034)	06/08/2021	8,000,000	3,273,999	2,313,080	1.98%
Ares LVIII CLO Ltd.	Subordinated Note, (effective yield 18.04%, maturity 01/15/2035)	06/17/2021	4,000,000	2,666,623	2,144,948	1.84%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note, (effective yield 21.65%, maturity 10/25/2034)	09/24/2021	4,000,000	2,834,003	2,197,156	1.88%
Barings CLO Ltd. 2021-I	Subordinated Note, (effective yield 15.51%, maturity 04/25/2034)	11/03/2021	4,000,000	3,286,478	2,633,204	2.26%
Barings CLO Ltd. 2021-III	Subordinated Note, (effective yield 17.31%, maturity 01/18/2035)	11/17/2021	5,000,000	3,896,221	2,973,555	2.55%
Carlyle US CLO 2021-2, Ltd.	Subordinated Note, (effective yield 13.58%, maturity 04/20/2034)	10/28/2021	3,000,000	2,549,677	2,036,058	1.74%
Carlyle US CLO 2021-5, Ltd.	Subordinated Note, (effective yield 14.35%, maturity 07/20/2034)	11/02/2021	5,000,000	4,105,751	3,241,495	2.78%
CIFC Funding 2019-VI, Ltd.	Subordinated Note, (effective yield 15.57%, maturity 01/16/2033)	12/02/2019	6,000,000	4,428,597	3,067,186	2.63%
Kings Park CLO, Ltd.	Subordinated Note, (effective yield 25.07%, maturity 01/21/2035)	04/27/2023	1,000,000	611,500	647,092	0.55%
KKR CLO 29 Ltd.	Subordinated Note, (effective yield 17.05%, maturity 01/15/2032)	12/14/2021	5,500,000	4,371,145	3,374,328	2.89%
Madison Park Funding XXXVII, Ltd.	Subordinated Note, (effective yield 34.18%, maturity 07/15/2049)	03/11/2020	4,000,000	2,458,132	2,684,833	2.30%
Marathon CLO XIII, Ltd.	Subordinated Note, (effective yield 9.42%, maturity 04/15/2032)	06/04/2019	5,300,000	3,505,586	1,788,689	1.53%
Octagon Investment Partners 37, Ltd.	Subordinated Note, (effective yield 6.57%, maturity 07/25/2030)	01/31/2020	6,000,000	3,459,613	1,880,118	1.61%
Octagon Investment Partners 43, Ltd.	Income Note, (effective yield 8.61%, maturity 10/25/2032)	08/02/2019	5,750,000	4,345,248	2,464,644	2.11%
Point Au Roche Park CLO, Ltd.	Subordinated Note, (effective yield 12.82%, maturity 07/20/2034)	02/15/2022	5,945,000	4,792,598	3,811,667	3.26%
Venture 37 CLO, Limited	Subordinated Note, (effective yield 8.32%, maturity 07/15/2032)	05/21/2019	5,200,000	3,486,242	1,761,503	1.51%
				54,071,413	39,019,556	33.42%

Total investments at fair value as of June 30, 2023				$180,888,463	$147,254,596	126.13%

Liabilities, at fair value (10)
5.00% Series A Term Preferred Stock due 2026	Preferred Stock		$(38,041,225)	$(38,037,054)	$(35,728,319)	-30.60%

Net assets above (below) fair value of investments and liabilities at fair value					5,237,386

Net assets as of June 30, 2023					$116,763,663

(1)	The Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if we owned 25% or more of its voting securities.

(2)	All securities are exempt from registration under the securities act of 1933, are deemed to be “restricted” securities and are categorized as structured finance securities.

(3)	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 9 “Revolving Credit Facility” for further discussion.

(4)	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 “Organization” for further discussion.

(5)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.

(6)	CLO debt positions reflect the coupon rates as of June 30, 2023.

(7)	The fair value of CLO equity investments were determined using significant, unobservable inputs. See Note 3 “Investments” for further discussion.

(8)	CLO income and subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and CLO expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of June 30, 2023, the Company’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 14.64%.

(9)	Fair value includes the Company’s interest in fee rebates on CLO subordinated notes.

(10)	The Company has accounted for its 5.00% Series A Term Preferred Stock utilizing the fair value option election under ASC Topic 825. Accordingly, the Series A Term Preferred Stock is carried at its fair value. See Note 2 “Summary of Significant Accounting Policies” for further discussion.

See accompanying notes to the financial statements

Eagle Point Income Company Inc.

Statement of Operations

For the six months ended June 30, 2023

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$11,232,449
Other income	24,380
Total Investment Income	11,256,829

EXPENSES
Interest expense	1,022,935
Management fees	937,764
Professional fees	339,770
Administration fees	279,333
Directors’ fees	127,500
Tax expense	31,780
Amortization of deferred financing costs	3,797
Other expenses	220,965
Total Expenses	2,963,844

NET INVESTMENT INCOME	8,292,985

REALIZED AND UNREALIZED GAIN (LOSS)
Net change in unrealized appreciation (depreciation) on investments	(586,731)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(69,498)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(656,229)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,636,756

See accompanying notes to the financial statements

Eagle Point Income Company Inc.

Statement of Comprehensive Income

For the six months ended June 30, 2023

(expressed in U.S. dollars)

(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,636,756

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	525,993
Total Other Comprehensive Income (Loss)	525,993

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$8,162,749

(1)	See Note 2 “Summary of Significant Accounting Policies -Other Financial Assets and Financial Liabilities at Fair Value” for further discussion relating to other comprehensive income.

See accompanying notes to the financial statements

Eagle Point Income Company Inc.

Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the three months ended June 30, 2023	For the three months ended March 31, 2023	For the six months ended June 30, 2023
INVESTMENT INCOME
Interest income	$5,743,523	$5,488,926	$11,232,449
Other income	12,057	12,323	24,380
Total Investment Income	5,755,580	5,501,249	11,256,829

EXPENSES
Interest expense	506,879	516,056	1,022,935
Management fees	467,175	470,589	937,764
Professional fees	225,567	114,203	339,770
Administration fees	128,412	150,921	279,333
Directors’ fees	63,750	63,750	127,500
Tax expense	15,530	16,250	31,780
Amortization of deferred financing costs	1,898	1,899	3,797
Other expenses	114,104	106,861	220,965
Total Expenses	1,523,315	1,440,529	2,963,844

NET INVESTMENT INCOME	4,232,265	4,060,720	8,292,985

REALIZED AND UNREALIZED GAIN (LOSS)
Net change in unrealized appreciation (depreciation) on investments	(1,795,819)	1,209,088	(586,731)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	598,572	(668,070)	(69,498)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,197,247)	541,018	(656,229)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,035,018	$4,601,738	$7,636,756

Note: The above Statements of Operations represents the three months ended June 30, 2023, the three months ended March 31, 2023 and the six months ended June 30, 2023 and has been provided as supplemental information to the financial statements.

See accompanying notes to the financial statements

Eagle Point Income Company Inc.

Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the six months ended June 30, 2023	For the six months ended June 30, 2022
INVESTMENT INCOME
Interest income	$11,232,449	$8,464,677
Other income	24,380	27,371
Total Investment Income	11,256,829	8,492,048

EXPENSES
Interest expense	1,022,935	1,150,592
Management fees	937,764	1,032,040
Professional fees	339,770	295,515
Administration fees	279,333	287,104
Directors’ fees	127,500	127,500
Tax expense	31,780	59,658
Amortization of deferred financing costs	3,797	58,654
Commission expense	-	61,255
Other expenses	220,965	222,977
Total Expenses	2,963,844	3,295,295

NET INVESTMENT INCOME	8,292,985	5,196,753

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	-	38,548
Net change in unrealized appreciation (depreciation) on investments	(586,731)	(24,652,972)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(69,498)	670,702
NET REALIZED AND UNREALIZED GAIN (LOSS)	(656,229)	(23,943,722)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,636,756	$(18,746,969)

See accompanying notes to the financial statements

Eagle Point Income Company Inc.

Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the six months ended June 30, 2023	For the year ended December 31, 2022
Net increase (decrease) in net assets resulting from operations:
Net investment income	$8,292,985	$11,590,146
Net realized gain (loss) on investments	-	38,548
Net change in unrealized appreciation (depreciation) on investments	(586,731)	(31,296,039)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(69,498)	3,721,302
Total net increase (decrease) in net assets resulting from operations	7,636,756	(15,946,043)

Other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	525,993	(1,038,890)
Total other comprehensive income (loss)	525,993	(1,038,890)

Common stock distributions:
Common stock distributions from net investment income	(8,082,832)	(10,788,143)
Common stock distributions from tax return of capital	-	-
Total common stock distributions	(8,082,832)	(10,788,143)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company’s “at the market” program and the Committed Equity Financing (Note 5), net of commissions and offering expenses	14,598,449	14,243,028
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	141,457	124,721
Total capital share transactions	14,739,906	14,367,749

Total increase (decrease) in net assets	14,819,823	(13,405,327)
Net assets at beginning of period	101,943,840	115,349,167
Net assets at end of period	$116,763,663	$101,943,840

Capital share activity:
Shares of common stock issued pursuant to the Company’s “at the market” program and and the Committed Equity Financing	1,074,428	1,006,487
Shares of common stock issued pursuant to the Company’s dividend reinvestment plan	10,457	8,306
Total increase (decrease) in capital share activity	1,084,885	1,014,793

See accompanying notes to the financial statements

Eagle Point Income Company Inc.

Statement of Cash Flows

 For the six months ended June 30, 2023

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$7,636,756
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(5,634,358)
Proceeds from sales of investments and repayments of principal (1)	1,300,422
Net change in unrealized (appreciation) depreciation on investments	586,731
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	69,498
Amortization (accretion) of premium or discount on 5.00% Series A Term Preferred stock due 2026	(6,118)
Net amortization (accretion) of premiums or discounts on CLO debt securities	(127,185)
Amortization of deferred financing costs	3,797
Changes in assets and liabilities:
Interest receivable	(23,717)
Prepaid expenses	153,877
Management fees payable	10,730
Professional fees payable	(11,443)
Administration fees payable	(41,489)
Interest expense payable	(127,828)
Tax expense payable	(255,904)
Due to affiliates	11,680
Net cash provided by (used in) operating activities	3,545,449

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under credit facility	9,645,000
Repayments under credit facility	(18,675,000)
Common stock distributions paid to stockholders	(8,082,832)
Issuance of shares of common stock pursuant to the Company’s “at the market” program, net of commissions and offering expenses, and the Committed Equity Financing (Note 5)	14,598,449
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	121,370
Net cash provided by (used in) financing activities	(2,393,013)

NET INCREASE (DECREASE) IN CASH	1,152,436

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	37,059

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,189,495

Supplemental disclosures:
Cash paid for franchise taxes	$42,770
Cash paid for excise taxes	$244,914
Cash paid for interest expense on 5.00% Series A Term Preferred Stock Due 2026	$951,034
Cash paid for interest expense on credit facility	$205,848

(1) Proceeds from sales or maturity of investments includes $1,300,422 of return of capital on portfolio investments from recurring cash flows.

See accompanying notes to the financial statements

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may invest up to 35% of its total assets (at the time of investment) in unrated CLO equity securities and related securities and instruments. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs, loan accumulation facilities (“LAF”) and other related securities and instruments. The Company’s common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

As of June 30, 2023, the Company had two wholly-owned subsidiaries: Eagle Point Income Company Sub II (Cayman) Ltd. (the “Cayman Subsidiary”), a Cayman Islands exempted company, and Eagle Point Income Company Sub (US) LLC (the “US Subsidiary), a Delaware limited liability company (together the “Subsidiaries”). As of June 30, 2023, the Subsidiaries do not represent any portion of the Company’s net assets.

The Company was initially formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company. The Company commenced operations on October 4, 2018, the date Eagle Point Income Management LLC (the “Adviser”) contributed $100,000 in exchange for 100 units of the Company and Cavello Bay Reinsurance Limited (“Cavello Bay” and collectively with the Adviser, the “Members”) contributed to the Company, at fair value, the entire portfolio of BB-rated CLO debt held in a separately managed account managed by an affiliate of the Adviser, totaling $75,051,650, inclusive of accrued interest of $1,371,697, in exchange for 75,051.65 units of the Company. Cavello Bay is a subsidiary of Enstar Group Limited, or “Enstar.”

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Members became stockholders of Eagle Point Income Company Inc. In connection with the Conversion, the Members converted 75,151.65 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 3,769,596 shares and an effective conversion rate of approximately 50.15985069 per unit.

On July 23, 2019, the Company priced its initial public offering (the “IPO”) and sold an additional 1,200,000 shares of its common stock at a public offering price of $19.89 per share. On July 24, 2019, the Company’s shares began trading on the NYSE. On August 2, 2019, the Company sold an additional 162,114 shares pursuant to the exercise by the underwriters of the over-allotment option granted to them in connection with the IPO at a public offering price of $19.89 per share.

Wells Fargo Bank, N.A. serves as the Company’s custodian.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments. Pursuant to Rule 2a-5 under the 1940 Act, the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations in respect of the Company’s portfolio investments that do not have readily available market quotations. In the absence of readily available market quotations, as defined by Rule 2a-5 under the 1940 Act, the Adviser determines the fair value of the Company’s investments in accordance with its valuation policy, subject to Board oversight. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). In accordance with Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020, the Board has designated the Adviser to perform the determination of fair value of the Company’s investment portfolio, subject to Board oversight and certain other conditions.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

●	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

●	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

●	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Adviser on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt and CLO equity, the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

A third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income. Additionally, upfront offering costs related to such instruments are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 5.00% Series A Term Preferred Stock due 2026 (the “Series A Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applies the provisions of Accounting Standards Update No. 2017-08, Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), in calculating amortization of premium for purchased CLO debt securities.

In certain circumstances interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Company does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its Series A Term Preferred Stock and amounts due under the credit facility agreements in relation to the outstanding borrowings and unused commitment fees. Interest expense is recorded as an expense on the Statement of Operations. The Company’s Series A Preferred Stock had no interest payable as of June 30, 2023. Please refer to Note 6 “Mandatory Redeemable Preferred Stock” for further discussion relating to the Series A Term Preferred Stock issuances. Please refer to Note 9 “Revolving Credit Facility” for further discussion on the interest expense due under the credit facility agreements.

Interest expense also includes the Company’s amortization of original issue premiums associated with its Series A Term Preferred Stock.

The following table summarizes the components of interest expense for the six months ended June 30, 2023:

	Series A Term Preferred Stock	Credit Facility		Total
Distributions declared and paid	$951,034	$		$951,034
Interest expense on credit facility			78,019	78,019
Amortization of issuance premium	(6,118)			(6,118)
	$944,916		$78,019	$1,022,935

Original Issue Premiums

Original issue premiums on liabilities consist of premiums received in connection with the issuance of the Series A Term Preferred Stock as part of the Company’s at-the-market (“ATM”) program, consistent with FASB ASC Topic 835-30-35-2. The original issue premiums are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Series A Term Preferred Stock. Amortization of original issue premium is reflected as a contra expense under interest expense in the Statement of Operations.

Securities Transactions

The Company records the purchases and sales of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the account is held in order to manage any risk associated with such account.

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

As of June 30, 2023, the Company held cash in a Computershare Corporate Trust interest earning cash deposit account with a balance of $1,189,495. This account is classified as Level I in the fair value hierarchy.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses, ATM program expenses and the Committed Equity Financing (as defined in Note 5 “Common Stock”) expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses, ATM program expenses and Committed Equity Financing expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration, ATM program and the Committed Equity Financing. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration, ATM program and the Committed Equity Financing. Any subsequent costs incurred to maintain the Company’s ATM program and the Committed Equity Financing are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration, ATM program and the Committed Equity Financing are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the BNP Credit Facility (refer to Note 9 “Revolving Credit Facility”). Deferred financing costs are capitalized and amortized over the term of the BNP Credit Facility, and are reflected in borrowings under the credit facility on the Statement of Asset and Liabilities (if any). Amortization of deferred financing costs is recorded as an expense on the Statement of Operations on a straight-line basis, which approximates the effective interest method.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

As of June 30, 2023, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$183,945,904

Gross unrealized appreciation	$35,592
Gross unrealized depreciation	(36,726,900)
Net unrealized depreciation	$(36,691,308)

For the six months ended June 30, 2023, the Company incurred $31,780 in Delaware franchise tax expense related to the 2023 tax year which is reported on the Statement of Operations.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders and are comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

For the six months ended June 30, 2023, the Company declared and paid monthly distributions on common stock of approximately $8.1 million or $0.96 per share.

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

For the six months ended June 30, 2023, the Company declared and paid dividends on the Series A Term Preferred Stock of approximately $1.0 million or approximately $0.63 per share of Series A Term Preferred Stock.

3.	INVESTMENTS

Fair Value Measurement

The following table summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of June 30, 2023:

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Total
Assets
Cash and Cash Equivalents	$1.19	$-	$-	$1.19
Investments at Fair Value
CLO Debt	-	108.24	-	108.24
CLO Equity	-	-	39.02	39.02
Total Investentments at Fair Value (1)	$-	$108.24	$39.02	$147.25
Total Assets at Fair Value (1)	$1.19	$108.24	$39.02	$148.44

Liabilities at Fair Value Under FVO
Series A Term Preferred Stock	$35.73	$-	$-	$35.73

Total Liabilities at Fair Value Under FVO (1)	$35.73	$-	$-	$35.73

The changes in investments classified as Level III are as follows for the six months ended June 30, 2023:

Change in Investments Classified as Level III (in millions)
CLO Equity
Balance as of January 1, 2023	$41.11
Purchases of investments	0.61
Proceeds from sales or maturity of investments (1)	(1.30)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(1.40)
Balance as of June 30, 2023 (2)	$39.02
Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2023	$(1.40)

(1)	Proceeds from sales or maturity of investments represent the return of capital on portfolio investments from recurring cash flows.

(2)	There were no transfers in or out of Level III during the period.

The net realized gains (losses) recorded for Level III investments, if any, are reported in the net realized gain (loss) on investments balance in the Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Statement of Operations.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of June 30, 2023. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of June 30, 2023. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of June 30, 2023	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
(in millions)
CLO Equity	$39.02	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 6.04%
			Annual Prepayment Rate (2)(3)	20% - 25%
			Reinvestment Spread	3.55% - 3.86% / 3.66%
			Reinvestment Price	98.00% - 99.50%
			Recovery Rate	68.32% - 69.82% / 69.41%
			Expected Yield	23.64% - 66.36% / 32.54%

(1)	Weighted average calculations are based on the fair value of investments.

(2)	A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3)	0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date.

Valuation of Series A Term Preferred Stock

The Series A Term Preferred Stock is considered a Level I security and is valued at the official closing price, taken from the NYSE.

Investment Risk Factors

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO junior debt and equity securities that the Company may acquire are subordinated to more senior tranches of

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

CLO debt. CLO junior debt and equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High-Yield Investment Risk

The CLO junior debt and equity securities that the Company acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher-yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher-yield investments. Investing in CLO junior debt and equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a higher degree of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Company is dependent upon the key personnel of the Adviser for its future success.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

LIBOR Risk

The London Interbank Offered Rate (“LIBOR”) is no longer published by its administrator as of June 30, 2023. LIBOR and other inter-bank lending rates and indices have been the subject of ongoing national and international regulatory reform due to concerns around their susceptibility to manipulation. Most, but not all, LIBOR settings have transitioned to alternative near risk-free rates, including Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market). Although LIBOR has ceased to be published, certain CLO securities in which the Company may invest continue to earn interest at (or, from the perspective of the Company as CLO equity investor, obtain financing at) a floating rate based on a synthetically calculated LIBOR.

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on LIBOR (or a “synthetic” calculation of LIBOR which is currently expected to continue to be published until September 30, 2024) or may convert to a fixed rate of interest. To the extent that any LIBOR replacement rate utilized for senior secured loans differs from that utilized for debt of a CLO that holds those loans, for the duration of such mismatch, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors (and, therefore, the Company’s net investment income and portfolio returns) until such mismatch is corrected or minimized.

Certain underlying loans held by CLOs do not include a “fall back” provision that addresses how interest rates will be determined once LIBOR stops being published, or otherwise leave certain aspects of the replacement rate to be negotiated between the loan issuer and the lender group. For example, certain loans held by CLOs in which the Company invests provide for a negotiated “credit spread adjustment” (i.e., a marginal increase in the applicable replacement rate to compensate lenders for the tendency of SOFR and other alternative rates to price lower than LIBOR). If a CLO’s collateral manager and other members of the lending group agree to (or fail to reject) an amendment to an underlying loan that provides for a below-market spread adjustment, then the equity investors in such CLO (such as the Company) would be disadvantaged if the debt securities issued by the CLO have a larger spread adjustment. While LIBOR has ceased to be published, the replacement rate used for such underlying loans may not be known until the interest rate is reset for the next accrual period.

Given the foregoing, the impact of LIBOR transition on the Company’s net investment income and overall portfolio returns remains uncertain.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Management Fee Risk

The Company’s management fee structure may incentivize the Adviser to use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments in which the Company invests. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company’s underlying obligors, the collateral managers of the CLOs in which the Company invests, or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates.

Refinancing Risk

If the Company incurs debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the CLOs in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Global Economy Risk

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Russia Risk

Russia’s military incursion into Ukraine, the response of the United States and other countries, and the potential for wider conflict, has increased volatility and uncertainty in the financial markets and may adversely affect the Company.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.25% of the Company’s “Managed Assets”. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The management fee is calculated monthly and payable quarterly in arrears based on the Company’s Managed Assets at the end of each calendar month. For the six months ended June 30, 2023, the Company was charged a management fee of approximately $0.9 million, of which $0.5 million was payable as of June 30, 2023.

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

Administrator

Effective October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its NAV, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the six months ended June 30, 2023, the Company was charged a total of approximately $0.28 million in administration fees consisting of approximately $0.21 million and $0.07 million, relating to services provided by the Administrator and SS&C, respectively, which are included in the Statement of Operations, and of which approximately $0.10 million was payable as of June 30, 2023 and reflected on the Statement of Assets and Liabilities.

Affiliated Ownership

As of June 30, 2023, the Adviser and its affiliates and senior investment team held an aggregate of 0.5% of the Company’s common stock. Additionally, the senior investment team held an aggregate of 0.1% of the Series A Term Preferred Stock as of June 30, 2023. An affiliate of Enstar holds an indirect non-controlling ownership interest in the Adviser. As of June 30, 2023, subsidiaries of Enstar, including Cavello Bay, held an aggregate of 41.9% of the Company’s common stock.

Exemptive Relief

On March 17, 2015, the SEC granted exemptive relief to the Adviser and its affiliates which permits the Company to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or its affiliates, subject to certain conditions.

5.	COMMON STOCK

As of June 30, 2023, there were 150,000,000 shares of common stock authorized, of which 8,981,642 shares were issued and outstanding.

On June 29, 2023, the Company filed a new shelf registration statement with 150,000,000 shares of common stock authorized. As a result of the new shelf registration, $123,158 in remaining prepaid expense balance associated with the previous shelf registration was expensed into professional fees in the Statement of Operations.

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

On December 13, 2022, the Company launched a new ATM offering to sell up to $4.0 million aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on May 29, 2020 and additional supplements thereafter. On January 20, 2023, the Company filed a prospectus supplement to update the aggregate offering price of common stock sold through the existing ATM offering from $4.0 million to $5.75 million, exclusive of any shares of common stock previously sold through the ATM offering. On May 12, 2023, the Company filed a prospectus supplement to update the aggregate offering price of common stock sold through the existing ATM offering from $5.75 million to $4.1 million, exclusive of any shares of common stock previously sold through the ATM offering. On June 12, 2023, the Company filed a prospectus supplement to update the aggregate offering price of common stock sold through the existing ATM offering from $4.1 million to $1.54 million, exclusive of any shares of common stock previously sold through the ATM offering. On June 14, 2023, the Company filed a prospectus supplement to update the aggregate offering price of common stock sold through the existing ATM offering from $1.5 million to $75.0 million, exclusive of any shares of common stock previously sold through the ATM offering.

On June 30, 2023, the Company launched a new ATM offering to sell up to $75.0 million aggregate amount of its common stock, pursuant to a prospectus filed with the SEC on June 29, 2023.

On August 16, 2022, the Company entered into an agreement (the “Purchase Agreement”) with B. Riley Principal Capital II, LLC (“BRPC II”) in which BRPC II has committed to purchase from the Company, at the Company’s discretion, up to $20.0 million of the Company’s common stock, subject to terms and conditions specified in the Purchase Agreement (referred to as the “Committed Equity Financing”). The Company filed a registration statement on December 15, 2022 in relation to the Committed Equity Financing.

For the six months ended June 30, 2023, the Company sold 1,074,428 shares of its common stock, pursuant to the ATM offerings and Committed Equity Financing, for total net proceeds to the Company of approximately $14.6 million. In connection with such sales, the Company paid a total of approximately $0.2 million in sales agent commissions.

For the six months ended June 30, 2023, 10,457 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of approximately $0.1 million.

6.	MANDATORY REDEEMABLE PREFERRED STOCK

As of June 30, 2023, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,521,649 shares of Series A Term Preferred Stock were issued and outstanding.

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series A Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after October 31, 2023, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock.

The Company has accounted for its Series A Term Preferred Stock utilizing the FVO under ASC 825. Accordingly, the Series A Term Preferred Stock is measured at fair value.

The estimated change in fair value of the Series A Term Preferred Stock attributable to market risk for the six months ended June 30, 2023 is approximately ($0.1) million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Statement of Operations.

The estimated change in fair value of the Series A Term Preferred Stock attributable to instrument-specific credit risk for the six months ended June 30, 2023 is approximately $0.5 million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

On June 30, 2023, the Company launched a new ATM offering to sell up to $1 million share of Series A Term Preferred Stock with an aggregate liquidation preference of $25 million, pursuant to a prospectus filed with the SEC on June 29, 2023.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of June 30, 2023, the Company had no unfunded commitments.

8.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

9.	REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stock holders. The Company’s leverage strategy may not ultimately be successful.

On September 24, 2021 the Company entered into a credit agreement, which was amended on September 6, 2022, with BNP Paribas, as lender, that established a revolving credit facility (the “BNP Credit Facility”). Pursuant to the terms of the BNP Credit Facility, the Company can borrow up to an aggregate principal balance of $25.0 million (the “Commitment Amount”). Such borrowings under the BNP Credit Facility bore interest at 1 month LIBOR plus a spread under the original credit agreement, and will bear interest at Term SOFR plus a spread under the amended credit agreement. The Company is required to pay a commitment fee on the unused amount.

The BNP Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the BNP Credit Facility or (ii) the scheduled maturity date of September 23, 2023. The Company has the option to extend the maturity from time to time in accordance with the BNP Credit Facility agreement.

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

For the six months ended June 30, 2023, the Company had an average outstanding borrowing and average interest rate of approximately $1.87 million and 4.72%, respectively. The interest expense for the six months ended June 30, 2023 on the BNP Credit Facility was approximately $0.08 million, inclusive of the unused fee, and is recorded on the Statement of Operations. As of June 30, 2023, there was no outstanding borrowing amount.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the BNP Credit Facility.

10.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Series A Term Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the BNP Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the BNP Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Stock require the Company to redeem shares of the Preferred Stock, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Series A Term Preferred Stock and credit facilities as of June 30, 2023, and as of December 31, 2022:

	As of	As of
	June 30, 2023	December 31, 2022
Total Assets	$153,491,542	$148,573,523
Less liabilities and debts not represented by senior securities	(995,389)	(1,414,870)
Net total assets and liabilities	$152,496,153	$147,158,653

Preferred Stock	$38,041,225	$38,041,225
Credit Facilities	-	9,030,000
	$38,041,225	$47,071,225

Asset coverage for preferred stock (1)	401%	313%
Asset coverage for debt securities (2)	N/A (3)	1630%

(1)	Asset coverage of the preferred stock is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

(2)	Asset coverage of the debt securities is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.
(3)	No outstanding balance as of June 30, 2023.

Eagle Point Income Company Inc.

Notes to the Financial Statements

June 30, 2023

(Unaudited)

11.	SUBSEQUENT EVENTS

On July 26, 2023, the Company closed an underwritten public offering of 1,130,500 shares of its newly issued 7.75% term preferred stock due July 31, 2028 (the “Series B Term Preferred Stock”) at a public offering price of $25 per share, which resulted in net proceeds to the Company of approximately $27.1 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company listed the Series B Term Preferred Stock on the New York Stock Exchange under the symbol “EICB.” In addition, the underwriters fully exercised their option to purchase an additional 169,575 shares of the Series B Term Preferred Stock, which resulted in net proceeds to the Company of approximately $4.1 million after payment of the underwriters discount and commissions.

In connection with the Series B Term Preferred Stock offering described above, the Company declared the initial distribution of $0.188369 per share payable on August 31, 2023 to holders of record as of August 11, 2023, and subsequent distributions of $0.161459 per share payable on each of September 29, 2023, October 31, 2023, November 30, 2023 and December 29, 2023 to holders of record as of September 11, 2023, October 11, 2023, November 13, 2023 and December 11, 2023, respectively.

On July 31, 2023, the Company paid a monthly distribution of $0.16 per share on its common stock to holders of record as of July 11, 2023. Additionally, on August 9, 2023, the Company declared three separate distributions of $0.18 per share on its common stock. The distributions are payable on each of October 31, 2023, November 30, 2023 and December 29, 2023 to holders of record as of October 11, 2023, November 13, 2023 and December 11, 2023, respectively.

On July 31, 2023, the Company paid a monthly distribution of $0.104167 per share on its Series A Preferred Stock to holders of record as of July 11, 2023. Additionally, on August 9, 2023, the Company declared three separate distributions of $0.104167 per share on its Series A Preferred Stock. The distributions are payable on each of October 31, 2023, November 30, 2023 and December 29, 2023 to holders of record as of October 11, 2023, November 13, 2023 and December 11, 2023, respectively.

For the period from July 1, 2023 to August 9, 2023, the Company sold 237,452 shares of its common stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $3.1 million. In connection with such sales, the Company paid a total of approximately $47.9 thousand in sales agent commissions.

As of August 9, 2023, the BNP Credit Facility was fully undrawn.

Management’s unaudited estimate of the range of the Company’s NAV per common share as of July 31, 2023 was $13.39 to $13.49.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the financial statements and related notes through the date of release of this report.

Eagle Point Income Company Inc.

Financial Highlights

(Unaudited)

	For the six months ended	For the year ended December 31,	For the year ended December 31,	For the year ended December 31,	For the year ended December 31,	For the period from October 16, 2018
Per Share Data	June 30, 2023	2022	2021	2020	2019	to December 31, 2018

Net asset value, beginning of period	$12.91	$16.76	$16.89	$19.34	$18.28	$20.00

Net investment income, before fee waivers and expenses reimbursed(1) (2)	0.98	1.64	0.98	1.27	1.15	0.10
Management fee voluntarily waived by the Adviser(1)	-	-	-	-	0.08	0.05
Expenses reimbursed by the Adviser(1)	-	-	-	-	0.06	0.20
Administration fee voluntarily waived by the Administrator(1)	-	-	-	-	0.03	-
Net investment income	0.98	1.64	0.98	1.27	1.32	0.35

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments(1) (3)	(0.06)	(4.45)	0.38	(2.21)	0.70	(1.72)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(0.01)	0.53	(0.01)

Net income (loss) and net increase (decrease) in net assets resulting from operations	0.91	(2.28)	1.35	(0.94)	2.02	(1.37)

Common stock distributions from net investment income(4)	(0.96)	(1.53)	(1.33)	(1.32)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments(4)	-	-	-	-	-	-
Common stock distributions from tax return of capital(4)	-	-	-	(0.18)	-	-
Total common stock distributions declared to stockholders(4)	(0.96)	(1.53)	(1.33)	(1.50)	(0.69)	(0.35)

Common stock distributions based on weighted average shares impact(5)	-	-	(0.02)	-	(0.15)	-
Total common stock distributions	(0.96)	(1.53)	(1.35)	(1.50)	(0.84)	(0.35)

Effect of other comprehensive income	0.06	(0.15)	(0.13)

Effect of shares issued(6)	0.10	0.14	0.10	-	(0.19)
Effect of underwriting discounts, commissions and offering expenses associated with shares issued (6)	(0.02)	(0.03)	(0.10)	(0.01)
Effect of offering expenses associated with shares issued(7)	-	-	-	-	(0.12)
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	-	-	-	-	-
Effect of paid-in capital contribution(8)	-	-	-	-	0.19
Net effect of shares issued	0.08	0.11	-	(0.01)	(0.12)	-

Net asset value at end of period	$13.00	$12.91	$16.76	$16.89	$19.34	$18.28
Per share market value at beginning of period(9)	$13.87	$17.03	$14.41	$18.76	$19.89	N/A
Per share market value at end of period	$13.19	$13.87	$17.03	$14.41	$18.76	N/A

Total return, based on market value(10)	2.02%	(8.67%)	26.55%	(14.07%)	(2.27%)	N/A
Total return, based on net asset value(11)	8.13%	(13.84%)	7.22%	(4.91%)	9.56%	(6.85%)

Shares of common stock outstanding at end of period	8,981,642	7,896,757	6,881,964	6,106,458	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$116,763,663	$101,943,840	$115,349,167	$103,120,136	$116,408,383	$68,923,362
Ratio of net investment income to average net assets(12) (14)	14.80%	11.20%	5.66%	8.65%	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets(12) (13) (14)	5.14%	7.16%	5.36%	3.99%	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets(12) (13) (14)	N/A	N/A	N/A	N/A	1.89%	0.00%
Portfolio turnover rate(15)	0.88%	6.32%	27.98%	29.14%	11.42%	2.35%
Asset coverage of preferred stock	401%	313%	313%	N/A	N/A
Asset coverage of debt securities	N/A	1630%	873%	796%	947%

Credit Facility:
Principal amount outstanding at end of period	$-	$9,030,000	$19,550,000	$14,815,000	$13,743,000	$-
Asset coverage per $1,000 at end of period(16)	N/A	$16,296.64	$8,732.75	$7,960.52	$9,470.38	$-

Eagle Point Income Company Inc.

Financial Highlights

(Unaudited)

Footnotes to the Financial Highlights:

(1)	Per share amounts are based on the weighted average of shares of common stock outstanding for the period.
(2)	Per share distributions paid to preferred stockholders are reflected in net investment income, and totaled ($0.11), ($0.27) and ($0.05) per share of common stock for the six months ended June 30, 2023, and the years ended December 31, 2022 and December 31, 2021, respectively.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates.
(5)	Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.
(6)	Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019 and the Company’s ATM and follow on offerings. Effect of shares issued reflect the impact of the offering price when compared to management’s estimated NAV per share at the time of each respective offering.
(7)	Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO.
(8)	Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019.
(9)	Represents the IPO price as of July 23, 2019 for the year ended December 31, 2019.
(10)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. For the year ended December 31, 2019 the total return on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019. The beginning market value per share is based on the initial public offering price of $19.89 per share. Total return does not reflect any sales load.
(11)	Total return based on net asset value is calculated as the change in net asset value per share during the period plus declared and paid dividends per share, divided by the beginning net asset value per share.
(12)	Ratios for the period from October 16, 2018 to December 31, 2018 and for the six months ended June 30, 2023 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser, where applicable.
(13)	Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019.
(14)	Ratios for the six months ended June 30, 2023, and the years ended December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019 include interest expense on the credit facility of 0.14%, 0.63%, 0.40%, 0.60% and 0.04% of average net assets, respectively. Ratios for the six months ended June 30, 2023 and the years ended December 31, 2022 and December 31, 2021 include interest expense on the Series A Term Preferred Stock of 1.69%, 1.83% and 0.31% of average net assets, respectively. Ratios for the years ended December 31, 2022, December 31, 2021 and December 31, 2019 include excise tax expense of 0.27%, 0.06% and 0.10% of average net assets, respectively.
(15)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales and repayments of principal executed during the period, divided by the average fair value of the investments for the same period.
(16)	The asset coverage per unit figure is the ratio of the Company’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Income Company Inc.

Financial Highlights

(Unaudited)

Financial highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members are as follows:

Per Unit Data	For the period from October 4, 2018 (Commencement of Operations) to October 15, 2018

Net asset value at beginning of period	$1,000.00

Net investment income	2.69
Net change in unrealized appreciation (depreciation) on investments	0.51
Net income (loss) and net increase (decrease) in net assets resulting from operations	3.20

Net asset value at end of period	$1,003.20

Total return(1)	0.32%

Ratios and Supplemental Data:

Net asset value at end of period	$75,391,911
Ratio of net investment income to average net assets(1)	0.27%
Ratio of expenses to average net assets(2)	0.00%
Portfolio turnover rate(3)	0.00%

(1)	Total return and ratio of net investment income to average net assets for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 are not annualized.
(2)	No expenses were borne by the Company from October 4, 2018 (Commencement of Operations) to October 15, 2018.
(3)	The Company did not enter transactions to purchase or sell securities from October 4, 2018 (Commencement of Operations) to October 15, 2018. As such, the portfolio turnover rate is 0.00%.

Note: The above Financial Highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for Members represents the period when the Company was initially organized as a Delaware limited liability company.

Eagle Point Income Company Inc.

Supplemental Information

(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities (in millions)	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)

For the six months ended June 30, 2023
Preferred Stock	$38,041,225	$100.22	$25	$23.64
Credit Facility (BNP Paribas)	$0	N/A	N/A	N/A

For the year ended December 31, 2022
Preferred Stock	$38,041,225	$78.16	$25	$23.68
Credit Facility (BNP Paribas)	$9,030,000	$16,296.64	N/A	N/A

For the year ended December 31, 2021
Preferred Stock	$35,000,000	$78.24	$25	$25.32
Credit Facility (BNP Paribas)	$19,550,000	$8,732.75	N/A	N/A

For the year ended December 31, 2020
Credit Facility (Société Générale)	$14,815,000	$7,960.52	N/A	N/A

For the year ended December 31, 2019
Credit Facility (Société Générale)	$13,743,000	$9,470.38	N/A	N/A

(1)	The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Series A Term Preferred Stock and Credit Facilities in accordance with section 18(h) of the 1940 Act. With respect to the Series A Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25). With respect to the Credit Facilities, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of the Series A Term Preferred Stock (NYSE: EICA).

Dividend Reinvestment Plan

The Company has adopted a dividend reinvestment plan (“DRIP”). Under the DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP and distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by Equiniti Trust Company, LLC (formerly, American Stock Transfer & Trust Company, LLC) (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.

The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s net asset value (the “NAV”)). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the New York Stock Exchange or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.

The number of shares of common stock to be credited to each participant’s account will be determined based on the closing market price per share of common stock on the payment date (the “Market Price”). If 95% of the Market Price is greater than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by 95% of the Market Price. If 95% of the Market Price is less than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the Market Price.

In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Additional Information

Stockholder Meeting Information

At the annual meeting of stockholders of the Company held on May 11, 2023, the stockholders of the Company voted to re-elect two Class III directors, with each director to serve until the Company’s 2026 annual meeting or until his successor is duly elected and qualified. The voting results were as follows:

Nominee	Shares Voted “For”	Shares “Withheld”	Broker Non-Votes
Thomas P. Majewski[1]	6,162,744.41	454,570.59	-
Kevin F. McDonald[2]	740,717.00	279,270.00	-

[1]	Mr. Majewski was elected by the holders of the Company’s outstanding common stock and preferred stock, voting together as a single class.

[2]	Mr. McDonald was elected by the holders of the Company’s preferred stock, voting separately as a single class.

The following individuals’ terms of office as directors also continued after the annual meeting given that each person is either a Class I or Class II director and was not up for re-election at the Annual Meeting: Scott W. Appleby, Jeffrey L. Weiss, James R. Matthews and Paul E. Tramontano.

Investment Advisory Agreement

At a meeting held on May 11, 2023, the Board, including all of the directors that are not interested persons of the Company (voting separately), unanimously voted to approve the continuation and renewal of the existing investment advisory agreement (the “Investment Advisory Agreement”) by and between the Company and the Adviser for an additional one-year period.

In reaching a decision to approve the continuation and renewal of the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Company, other comparable registered investment companies, certain other accounts advised by an affiliate of the Adviser, and a certain market index; (2) information regarding the fees and other expenses paid by the Company, including the cost of services provided by the Adviser and its affiliate; (3) the profitability to the Adviser of its relationship with the Company, including certain ancillary and other benefits received by the Adviser; (4) comparative information on fees and expenses borne by other comparable registered investment companies, and a separate account managed by an affiliate of the Adviser (“Comparable Account”); (5) the extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of the Company’s investors; and (6) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services and Performance

The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement and by its affiliate under a separate administration agreement and the services provided to the Company by third-party service providers. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the background and experience of the staff and personnel of the Adviser primarily responsible for the day-

to-day portfolio management of the Company, including their experience in managing portfolios of CLO securities and the CLO industry knowledge of the Adviser’s senior investment team.

The Board also evaluated the Adviser’s shared personnel/services arrangement with its affiliate, Eagle Point Credit Management LLC, and the ability of the Adviser and its affiliate to attract and retain high-caliber professional personnel. In this regard, the Board considered information regarding the Adviser’s and its affiliate’s compensation program, which is designed to align personnel interests with the long-term success of clients, including the Company.

In addition, the Board reviewed information about the Adviser’s investment process, financial stability and investment and risk management programs, the legal and compliance programs of the Adviser and its affiliate, and the Company’s use of leverage and different levels of leverage used during the various different periods considered, the form of leverage used by the Company, the effect of such leverage on the Company’s portfolio, profitability and performance, and the forms and levels of leverage used by two closed-end funds managed by third-party advisers that allocate a significant portion of their capital to CLO debt and equity securities and other related securities (“Peer Funds”).

The Board then reviewed and considered the Company’s performance results in terms of both (1) total return on a net asset value basis (i.e., book basis) during (a) the period from the Company’s registration as an investment company through December 31, 2018, (b) the 2019 calendar year, (c) the 2020 calendar year, (d) the 2021 calendar year, (e) the 2022 calendar year, (f) the first quarter of 2023, and (g) the period from the Company’s registration as an investment company through the first quarter of 2023 and (2) total return to common stockholders (assuming reinvestment of dividends) during (a) the period from the Company’s initial public offering through December 31, 2019, (b) the 2020 calendar year, (c) the 2021 calendar year, (d) the 2022 calendar year, (e) the first quarter of 2023, and (f) the period from the Company’s initial public offering through the first quarter of 2023, and considered such performance in light of the Company’s investment objective, strategies and risks.

The Board also considered and discussed at length these results in comparison to the performance results for similar periods of (1) the Comparable Account and a composite of separate accounts that an affiliate of the Adviser manages for certain other clients that pursue an investment strategy which is similar to that of the Company, (2) the Peer Funds and (3) an index of CLO debt securities deemed relevant by the Adviser. The Board considered the Adviser’s representation that there were meaningful differences between the portfolios of such Peer Funds and the accounts and the portfolio of the Company and thus the Peer Funds and the accounts provided an imperfect basis for comparison. The Board also discussed and considered the Company’s recent performance in light of recent and current market conditions.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with, and that the Company should continue to benefit from, the nature, extent and quality of services provided to the Company by the Adviser.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rate payable by the Company to the Adviser under the Investment Advisory Agreement and the total expense ratio of the Company. Additionally, the Board received and considered information comparing the advisory fee rate and total expense ratio of the Company with those of the Peer Funds and the advisory fee rate of the Comparable Account and another separate account managed by an affiliate of the Adviser (together, the “Comparable Separate Accounts”).

The Board noted that the Company’s base management fee rate and total expense ratio were lower than those of one Peer Fund and higher than those of the other Peer Fund.

The Board also noted that there were certain differences among the fee structures of the Company and each of the Comparable Separate Accounts. The Board noted that while the Company’s advisory fee rate was higher than that of each of the Comparable Separate Accounts, each of the Comparable Separate Accounts is subject to an annual performance fee. The Board noted the Adviser’s explanation that such incentive fees could result in each of the Comparable Separate Accounts having a higher effective aggregate fee rate than the Company. The Board also considered that the different fee structures are driven by investor expectations for different account structures and regulatory and tax restrictions on and additional costs related to the management of the Company as a publicly-traded registered fund.

In considering the advisory fee rate, the Board also discussed the Company’s use of leverage, including the Company’s issuance of preferred stock and borrowing under the credit facility. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Company and its stockholders, the use of leverage has the impact of increasing the management fee rate paid by the Company as a percent of net assets because the Company’s management fees are based on total assets, including assets attributable to leverage (less certain accrued liabilities), and therefore may create a conflict of interest.

Based on its review, the Board concluded that each of the Company’s advisory fee rate and total expense ratio is fair and reasonable in light of the services provided to the Company and other factors considered.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company and the changes in such profitability over time. The Board concluded that, in light of the profitability information presented and other factors considered, the Adviser’s profitability was not excessive.

Economies of Scale

The Board considered information regarding whether the Investment Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Company. The Board considered that, given (1) the complexity and time required to manage and monitor the types of CLO securities in which the Company invests and (2) the resource-intensive nature of acquiring and disposing of certain of the Company’s investments in the primary markets (particularly with respect to CLO equity investments), growth in the Company’s assets would be expected to require and had required additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the Company’s portfolio. Based on the foregoing, the Board concluded that the opportunity of the Company to realize significant economies of scale is limited and that the lack of breakpoints in the fee structure was appropriate given the Company’s investment objectives and strategies.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. The Board considered the Adviser’s representation that these ancillary benefits could not be appropriately valued.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services provided to the Company by the Adviser and other factors considered.

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s pre-effective amendment to its registration statement on Form N-2 filed on June 28, 2023 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2023 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointincome.com.

Tax Information

For the six months ended June 30, 2023, the Company recorded distributions on our common stock equal to $0.96 per share or $8.1 million.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Income Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards.  We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Income Management, LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

* * * * *

End of Semiannual Report. Back Cover Follows.

EAGLE POINT
INCOME COMPANY

Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Income Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointincome.com

© Eagle Point Income Company Inc. All rights reserved.

55

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.
(b)	There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the six months ended June 30, 2023.

Item 13. Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INCOME COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	August 15, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	August 15, 2023

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	August 15, 2023